UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2014

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	Commission File Number	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     OTHER EVENTS

     On March 3, 2014, J.B. Hunt Transport Services, Inc. (the “Company”) and J.B. Hunt Transport, Inc. (“Transport”), as guarantor, entered into an underwriting agreement (the “Agreement”) with J.P. Morgan Securities LLC, Goldman, Sachs & Co., and Morgan Stanley & Co. LLC, as representatives of the several underwriters, for the issuance and sale by the Company of $250 million in aggregate principal amount of its 2.400% Notes due 2019 (the “2019 Notes”) and $250 million in aggregate principal amount of its 3.850% Notes due 2024 (the “2024 Notes”, and, together with the 2019 Notes, the “Notes”). The Company registered the offering and sale of the Notes under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3ASR (File No. 333-194163). A copy of the Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

     The Notes were issued on March 6, 2014 pursuant to the Indenture, dated as of September 20, 2010 (the “Base Indenture”), among the Company, Transport and U.S. Bank National Association, as Trustee (the “Trustee”), and supplemented by the Second Supplemental Indenture and Third Supplemental Indenture, both dated as of March 6, 2014 (the “Supplemental Indentures”), among the Company, Transport and the Trustee. The Base Indenture and Supplemental Indentures provide, among other things, that the Notes will be unsecured obligations of the Company and will rank equally with all of the Company’s existing and future senior unsecured debt. Interest is payable on the 2019 notes semiannually in arrears on March 15 and September 15 of each year, beginning September 15, 2014. Interest is payable on the 2024 notes semiannually in arrears on March 15 and September 15 of each year, beginning September 15, 2014. The 2019 notes will mature on March 15, 2019 and the 2024 notes will mature on March 15, 2024.  The Company may redeem for cash some or all of the Notes at the redemption price set forth in the Supplemental Indentures.

     The terms of the Base Indenture and Supplemental Indentures, among other things, may limit the ability of the Company to incur additional debt secured by liens; engage in sale and leaseback transactions; and merge or consolidate with, or transfer all or substantially all of its assets to, another entity. The Base Indenture and Supplemental Indentures provide for customary events of default. Copies of the Base Indenture, Second Supplemental Indenture, and Third Supplemental Indenture are incorporated by reference or attached as Exhibits 4.1, 4.2, and 4.4 respectively, to this Current Report on Form 8-K. The descriptions of the material terms of the Base Indenture, Supplemental Indentures and Notes are qualified in their entirety by reference to such exhibits.

ITEM 9.01.	FINANCIAL STATEMENTS AND Exhibits

(d)	Exhibits.
1.1

Underwriting Agreement, dated as of March 3, 2014, among the Company, Transport, as guarantor, and J.P. Morgan Securities LLC, Goldman, Sachs & Co., and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein

4.1

Form of Indenture by and among the Company, as issuer, Transport, as initial guarantor, and U.S. Bank National Association, as Trustee (filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3ASR filed on September 14, 2010 and incorporated herein by reference)

4.2	Second Supplemental Indenture, dated as of March 6, 2014, among the Company, Transport, as guarantor, and U.S. Bank National Association, as Trustee

4.3	Form of 2.400% Senior Note due 2019 (set forth as Exhibit A to the Second Supplemental Indenture attached as Exhibit 4.2 hereto)

4.4	Third Supplemental Indenture, dated as of March 6, 2014, among the Company, Transport, as guarantor, and U.S. Bank National Association, as Trustee

4.5	Form of 3.850% Senior Note due 2024 (set forth as Exhibit A to the Third Supplemental Indenture attached as Exhibit 4.4 hereto)

5.1	Opinion of Mitchell, Williams, Selig, Gates & Woodyard, P.L.L.C.

12.1

Statement of Computation of Ratio of Earnings to Fixed Charges (filed as Exhibit 12.1 to the Company’s Registration Statement on Form S-3ASR filed on February 27, 2014 and incorporated herein by reference)

23.1	Consent of Mitchell, Williams, Selig, Gates & Woodyard, P.L.LC. (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the city of Lowell, Arkansas, on the 6th day of March 2014.

                                                                                         J.B. HUNT TRANSPORT SERVICES, INC.

                                                                                           BY:     /s/ John N. Roberts, III

John N. Roberts, III

President and Chief Executive Officer

(Principal Executive Officer)

                                                                                           BY:     /s/ David G. Mee

David G. Mee

Executive Vice President, Finance and

Administration and Chief Financial Officer

(Principal Financial and Accounting Officer)